UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 5, 2007
Digital Angel Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN	55075
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 455-1621
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On March 5, 2007, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
By:	/s/ Thomas J. Hoyer
Thomas J. Hoyer
Vice President and Chief Financial Officer

Dated: March 5, 2007

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